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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 6, 2002

                          Commission File No. 001-13783

                      INTEGRATED ELECTRICAL SERVICES, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                                      76-0542208
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


                              1800 West Loop South
                                    Suite 500
                              Houston, Texas 77027
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (713) 860-1500


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 6, 2002, Integrated Electrical Services, Inc. ("IES" or the "Company") dismissed Arthur Andersen LLP ("Andersen") as its principal accountant and engaged Ernst & Young LLP ("E&Y") as its principal accountant. The decision to change principal accountants was recommended by the Audit Committee and was approved by the Board of Directors of the Company. The change will be effective immediately.

Andersen's reports on the consolidated financial statements of the Company for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the past two fiscal years and through the date of this Current Report, there have been no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter in connection with its reports on the Company's consolidated financial statements for such years, nor have there been any reportable events as listed in Item 304 (a) (1) (v) of Regulation S-K.

Andersen was provided with a copy of the statements made in the foregoing paragraph and has furnished a letter addressed to the Commission stating that it agrees with such statements. A copy of Andersen's letter dated June 6, 2002 is attached hereto as Exhibit 16.1.

A copy of the press release issued by the Company regarding its change in accountants is attached hereto as Exhibit 99.1

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

     (A)    Financial Statements Not applicable.

     (B)    Pro Forma Financial Information
            Not applicable.

     (C)    Exhibits

            Exhibit Number  Description
            --------------  -----------

             16.1           Letter from Arthur Andersen dated June 6, 2002
             99.1           Press Release dated June 6, 2002






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

      INTEGRATED ELECTRICAL SERVICES, INC.


         Date:  June 6, 2002                By: /s/ William W. Reynolds
                                                --------------------------------

                                            Name:   William W. Reynolds
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer




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                                  EXHIBIT INDEX


EXHIBIT NUMBER                 DESCRIPTION
--------------                 -----------

16.1                           Letter from Arthur Andersen
                               Dated June 6, 2002

99.1                           Press Release dated June 6, 2002




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